CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION

                                                             September 12, 2002

Dear Shareholder:

         You are invited to attend the 2002 Annual Meeting of Continental Information Systems Corporation's (the "Company") shareholders on October 14, 2002, at 8:45 a.m. local time at the offices of Thacher Proffitt & Wood, 25 De Forest Avenue, Summit, New Jersey 07901.

         Enclosed with this letter is a Notice of the Annual Meeting, a Proxy Statement, a Proxy Card, and a return envelope. Both the Notice of Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMPANY'S NOMINEE FOR ELECTION AS DIRECTOR IN PROPOSAL 1 AND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LAZAR LEVINE & FELIX LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS IN PROPOSAL 2.

         Your vote is important to us. Whether or not you plan to attend the annual meeting, please submit your proxy to ensure your representation. Most of our shareholders may vote in any of the following ways: (1) on the Internet at www.voteproxy.com by following the instructions listed on the Proxy Card, (2) by telephone by calling the toll-free number shown on your Proxy Card and following the instructions listed on the Proxy Card, or (3) by signing and dating the enclosed Proxy Card and returning it in the enclosed envelope.

         Your vote is important regardless of the number of shares you own. Your shares will be voted at the Annual Meeting in accordance with your proxy instructions. Of course, if you attend the Annual Meeting, you may vote in person.

         I look forward to seeing you at the Annual Meeting. If you plan to attend the meeting, please mark the appropriate box on the enclosed Proxy Card.

                                      Sincerely,

                                      Jonah M. Meer,
                                      Chairman of the Board of Directors

                             CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION
                           74 BROAD STREET, 3RD FLOOR
                               NEW YORK, NY 10004


       =================================================================
                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD OCTOBER 14, 2002
       =================================================================

         We will hold the 2002 Annual Meeting of Shareholders of Continental Information Systems Corporation (the "Company") at the offices of Thacher Proffitt & Wood, 25 De Forest Avenue, Summit, New Jersey 07901 on October 14, 2002 at 8:45 a.m. local time. At the Annual Meeting, we will ask you to consider the following proposals:

1.       Elect one (1) director to the Board of Directors;

2. Ratify the appointment by the Board of Directors of Lazar Levin & Felix LLP as the Company's independent accountants for the fiscal year ending May 31, 2003; and,

3.       Transact any other business that is properly presented at the Annual
         Meeting.

         Your Board of Directors believes that each proposal is in the best interests of the Company and its shareholders.

         You will be able to vote your shares at the Annual Meeting if you were a shareholder of record at the close of business on September 9, 2002.

         If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying Proxy Card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the Proxy Statement, the Company is not aware of any other such business.

         TO INSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE. YOU MAY VOTE IN ANY OF THE FOLLOWING WAYS: (1) ON THE INTERNET AT WWW.VOTEPROXY.COM BY FOLLOWING THE INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, (2) BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER SHOWN ON YOUR PROXY CARD AND FOLLOWING THE INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON EVEN IF YOU HAVE SUBMITTED YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.


                                      By order of the Board of Directors,

                                      Jonah M. Meer,
                                      President and Chief Executive Officer

New York, New York
September 12, 2002

                  YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

    PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE. YOU MAY VOTE IN ANY OF THE FOLLOWING WAYS: (1) ON THE INTERNET AT WWW.VOTEPROXY.COM BY FOLLOWING THE
    INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, (2) BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER SHOWN ON YOUR PROXY CARD AND FOLLOWING
 THE INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, OR (3) BY
  SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED
                                   ENVELOPE.

              IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO REVOKE
                         YOUR PROXY AND VOTE IN PERSON.

                             CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION


            ========================================================

                                 PROXY STATEMENT
            ========================================================



                       PROXY STATEMENT FOR ANNUAL MEETING
                                OCTOBER 14, 2002

         This Proxy Statement provides information that you should read before you vote on the proposals that will be presented at the 2002 Annual Meeting of the Shareholders (the "Annual Meeting") of Continental Information Systems Corporation (the "Company"). The 2002 Annual Meeting will be held on October 14, 2002 at 8:45 a.m. local time, at the offices of Thacher Proffitt & Wood, 25 De Forest Avenue, Summit, New Jersey 07901.

         This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

         On September 12, 2002, we began mailing information to people who, according to our records, owned shares of the Company's common stock at the close of business on September 9, 2002.

                   INFORMATION ABOUT THE 2002 ANNUAL MEETING,
                         VOTING AND THIS PROXY STATEMENT


THE ANNUAL MEETING

         The 2002 Annual Meeting will be held on October 14, 2002 at 8:45 a.m. local time at the offices of Thacher Proffitt & Wood, 25 De Forest Avenue, Summit, New Jersey 07901.

THIS PROXY SOLICITATION

         We are sending you this Proxy Statement because the Company's Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares.

         The Company is paying the cost of requesting these proxies. The Company's directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. The Company will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock.

VOTING YOUR SHARES

         You have one vote for each share of the Company's common stock that you owned of record at the close of business on September 9, 2002. The number of shares you owned on that date is listed on the enclosed Proxy Card and is the number of shares you may vote at the Annual Meeting.

         You may submit a proxy with voting instructions by the Internet or the telephone, or if those options are not available to you, by mailing the enclosed Proxy Card. You may attend the Annual Meeting and vote in person even if you have submitted your proxy.

         VOTE BY THE INTERNET. If you hold your shares through a broker, nominee, fiduciary or other custodian, you may be able to vote your shares on the Internet. A large number of banks and brokerage firms are participating in the ADP Investor Communications Service online program. This program allows eligible shareholders to vote on the Internet. If your bank or brokerage firm is participating in ADP's online voting program, you will be provided with instructions for voting on the Internet. If you vote on the Internet you do not need to return your Proxy Card by mail. If your bank or brokerage firm does not provide for voting on the Internet or telephone, please mark your Proxy Card, date and sign it, and return it in the enclosed envelope.

         VOTE BY TELEPHONE. If you hold your shares through a broker, nominee, fiduciary or other custodian, you may be able to vote your shares by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Service telephone program. This program allows eligible shareholders to vote by telephone. If your bank or brokerage firm is participating in ADP's telephone voting program, you will be provided with instructions for voting by telephone. If you vote by telephone you do not need to return your Proxy Card by mail. If your bank or brokerage firm does not provide for voting by telephone or the Internet, please mark your Proxy Card, date and sign it, and return it in the enclosed envelope.

         VOTE BY MAIL. If you vote by mail, simply mark your Proxy Card, date and sign it, and return it in the enclosed envelope. IF YOU DATE AND SIGN THE PROXY CARD BUT DO NOT COMPLETE THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR THE COMPANY'S NOMINEE IN THE PROPOSAL FOR THE ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF LAZAR, LEVINE & FELIX LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE 2003 FISCAL YEAR.

REVOKING YOUR PROXY

         If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

         (1) You may notify the Secretary of the Company in writing that you wish to revoke your proxy;

         (2)  You may submit a proxy dated later than your original proxy; or

         (3) You may attend the Annual Meeting and submit a ballot. However, merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED FOR APPROVAL

         PROPOSAL 1 - ELECTION OF ONE DIRECTOR

         The nominee for director will be elected if he receives a plurality of the votes cast at the Annual Meeting, in person or by proxy. If you do not vote for the nominee, or you indicate "withhold authority to vote" for the nominee on your Proxy Card, your vote will not count as a vote "for" or "against" the nominee.

         PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The affirmative vote of the holders of a majority of the shares of issued and outstanding Common Stock of the Company (the "Shares") present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of the independent accountants. So, if you abstain from voting, it has the same effect as if you voted against this proposal.

DISSENTERS' RIGHT OF APPRAISAL

         Pursuant to the New York Business Corporations Law, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters' rights.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Other than for the election of directors, neither Jonah M. Meer, as the current and nominated director or executive officer, nor any of his associates, has any direct or indirect interest in any matter to be acted upon at the Annual Meeting.

OTHER INFORMATION

         If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on each of the proposals scheduled to be presented at this year's Annual Meeting.

         On the record date for the Annual Meeting, September 9, 2002, 4,979,920 shares were issued and outstanding. A "quorum" must be present at the Annual Meeting in order to transact business. A quorum will be present if one-third of the Shares are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions will be counted as Shares that are represented at the Annual Meeting.

         The Board of Directors knows of no other business that may be presented at the Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named on the enclosed Proxy Card will vote, or otherwise act, in accordance with their judgment on such matters.

ADDITIONAL INFORMATION ABOUT THE COMPANY

         The Company's Annual Report to Shareholders for the fiscal year ended May 31, 2002 ("fiscal year 2002"), including consolidated financial statements, is being mailed to all shareholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report provides and tells you how to get additional information about the Company.

                 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING


1.       ELECTION OF DIRECTORS

         The sole nominee for election to the Board of Directors is:

                                                       JONAH M. MEER

         The Director will be elected to serve for a one-year term, or thereafter until his replacement is duly elected or appointed. The nominee is currently the sole member of the Board of Directors and has consented to serve as a director if re-elected. If the nominee cannot serve for any reason, the Board of Directors may designate a substitute nominee. If a substitute is nominated, the persons named on the enclosed Proxy Card will vote all valid proxies for the election of the substitute nominee. Proxies at the Annual Meeting may not be voted for more than one director. More information about the nominee is available in the section of this Proxy Statement entitled "The Board of Directors," which begins on page 8.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR.

     2. RATIFICATION OF THE APPOINTMENT OF LAZAR, LEVIN & FELIX LLP ("LLF") AS INDEPENDENT ACCOUNTANTS

         The Board of Directors is seeking ratification of its appointment of LLF as the Company's independent accountants for the fiscal year ending May 31, 2003, as recommended by the Board of Directors. If a majority of the shareholders voting at the Annual Meeting and represented by proxy should not approve the appointment of LLF, the selection of independent accountants may be reconsidered by the Board of Directors.

         LLF is currently the Company's independent accountants, having replaced PricewaterhouseCoopers LLP ("PWC") as of March 1, 2002. A representative of LLF is expected to attend the Annual Meeting and be available to respond to appropriate questions from shareholders.

         On March 1, 2002, the Company dismissed PWC which had served as the Company's independent accountants for the fiscal year ended May 31, 2001.

         The reports of PWC on the Company's audited financial statements for the two years ended May 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principle, except that the reports of PWC for each of the past two fiscal years contained an explanatory paragraph expressing substantial doubt relating to the Company's ability to continue as a "going concern."

         The Company's Board of Directors approved the change in the Company's accountants based upon the desire to reduce operating costs. The Company has no audit or similar committee of the Board of Directors.

         During the Company's two most recent fiscal years and through March 1, 2002, the Company has had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PWC's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

         During the Company's two most recent fiscal years and through March 1, 2002, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

         The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. Attached as Exhibit 16.1 to the Company's Form 8-K Dated March 1, 2002 is a copy of such letter from PWC.

         On March 1, 2002, the Company engaged LLF, whose business address is 350 Fifth Avenue, New York, New York 10118-0170, to act as the Company's independent accountants for the fiscal year ending May 31, 2002.

         The Company had not consulted with LLF prior to LLF's retention on any matter regarding: (i) either the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any other matter that was either the subject of any disagreement between the Company and its former auditor or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

         As of March 1, 2002, the Company engaged LLF as its independent accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF LLF.

                                 STOCK OWNERSHIP


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 9, 2002, certain information regarding the ownership of Common Stock of (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the directors, nominees for director and named executive officers of the Company; and (iii) all executive officers and directors of the Company as a group. A beneficial owner is a person who, directly or indirectly, has or shares voting and/or investment power.

      NAME AND ADDRESS OF                                NUMBERS OF                           PERCENT OWNED (2)
        BENEFICIAL OWNER                              SHARES OWNED (1)                        ----------------
        ----------------                              ----------------

      Emanuel Gruss                                       493,373         (3)                        9.9%



      NAME AND ADDRESS OF
       EXECUTIVE OFFICERS                                NUMBER OF
         AND DIRECTORS              TITLE               SHARES OWNED                            PERCENT OWNED
         -------------              -----               ------------                            -------------
      Jonah M. Meer       President, CEO, Director        778,488         (4)                       15.6%


      James P.  Hassett         Fmr. Director             396,100         (5)                        7.9%


      Michael Bruck             Fmr. Director              21,440         (6)                         *


      George H.  Heilborn       Fmr. Director              12,337         (7)                         *


      Mark W.  Jaindl           Fmr. Director                0            (8)                         *


      Michael L. Rosen          Fmr. Director              25,000         (9)                         *


      Michael "Mickey"          Fmr. Officer               7,200          (10)                        *
      Rosen

      Paul M.  Solomon          Fmr. Director              60,000         (11)                       1.5%

      All Executive
      Officers and
      Directors as a Group                               1,300,565        (12)                      25.6%
      (8 persons)

     * Percentage is less than 1% of the total number of outstanding shares (4,979,920) of the Company.

     (1) Except as otherwise indicated, each shareholder has sole voting and investment power of the shares beneficially owned.

     (2) Except as otherwise indicated, the percentages owned are calculated on the basis of 4,979,920 shares of Common Stock plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after September 9, 2002 by the exercise of stock options.

     (3) In an Amendment No. 9 to Schedule 13D filed with the Securities and Exchange Commission ("Commission") in October 1998, and as updated by certain of the reporting persons through March 6, 2002, Emanuel Gruss (363,699 shares), together with five other persons, reported beneficial ownership of a total of 1,493,373 shares of Common Stock as a group as follows: Emanuel Gruss (363,699 shares), Emanuel Gruss and Brenda Hirsch as trustees for the benefit of Oren Arthur Gruss Hirsch (1,000 shares), Jonathan Oscar Gruss Hirsch (1,000 shares) and Leni Gruss Hirsch (1,000 shares); Emanuel Gruss and Leslie Gruss as trustees for the benefit of Ripton Philip Gruss Rosen (65,381 shares) and Morgan Alfred Gruss Rosen (61,293 shares). Mr. Gruss' wife, Diane Gruss, is the beneficial owner of 100,000 shares. He does not have or share any power to vote or dispose of any of such shares and disclaims any beneficial interest therein.

     (4) In Schedule 13D filed with the Commission on August 22, 2002, Jonah M. Meer reported beneficial ownership of 778,488 shares of Common Stock, which includes 729,988 shares owned by him directly, 23,500 shares owned by him held in his IRA Rollover Account, and 25,000 shares issuable upon the exercise of options.

     (5) Includes 12,000 shares of Common Stock issuable upon exercise of stock options that are currently exercisable. James P. Hassett resigned from the Board of Directors on or about December 20, 2001.

     (6) Includes 5,140 shares of Common Stock issuable upon exercise of stock options that are currently exercisable. Michael Bruck resigned from the Board of Directors on December 28, 2001.

     (7) Includes 12,337 shares of Common Stock issuable upon exercise of stock options that are currently exercisable. George H. Heilborn resigned from the Board of Directors on December 19, 2001.

     (8)  Mark W. Jaindl resigned from the Board of Directors on December 19,
          2001.

     (9) Michael L. Rosen resigned from the Board of Directors on June 20, 2002. Includes 25,000 shares issuable upon exercise of stock options, as noted in Amendment No. 11 to Schedule 13D filed with the Commission on August 22, 2002.

     (10) Michael "Mickey" Rosen resigned from his position as President of T1Xpert Corp. on December 21, 2001.

     (11) Includes 15,000 shares of Common Stock issuable upon exercise of stock options that are currently exercisable. Paul M. Solomon resigned from the Board of Directors on December 28, 2001.

     (12) Includes 94,477 shares which may be acquired by named executive officers and directors within 60 days of September 9, 2002.


                             THE BOARD OF DIRECTORS


           DIRECTOR                         AGE                    DIRECTOR SINCE                POSITION HELD
           --------                         ---                    --------------                -------------
Jonah M. Meer                               47                          2002              Director, Chairman

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS

         Jonah M. Meer, 47, has served as the Chief Executive Officer of the Company since June 20, 2002 and as Senior Vice President, Chief Financial Officer and Chief Operating Officer since June 30, 1997. He has also been the Managing Member of jBroker, LLC since June 1999. Prior to joining the Company, Mr. Meer served as Senior Vice President of Oppenheimer & Co., Inc., a registered broker-dealer, from May 1996 until June 1997. From 1983 until April 1996, Mr. Meer served as a Vice President and Treasurer of Oscar Gruss & Son Incorporated, a registered broker-dealer.


TRANSACTIONS

         On December 26, 2001 the Company completed a repurchase of 100,800 shares of outstanding common stock from Mark W. Jaindl. On that same date, the Company completed a repurchase of 592,534 shares of common stock from Frederick
J. Jaindl, the father of Mark W. Jaindl. The reacquired shares represented approximately 12% of the issued and outstanding common stock of the Company. The shares were purchased for a total of $475,000 or $.685 per share. In addition, Mark and Frederick Jaindl retain a 10% passive carried interest in T1Xpert subsidiary which may result in additional compensation to the Jaindls if the Company makes cash distributions to shareholders in excess of $2,525,000. The Jaindls have agreed not to purchase any more shares of the Company and the Company and the Jaindls have executed mutual releases.

BOARD OF DIRECTORS ORGANIZATION AND MEETINGS

         During fiscal year 2002, the Board of Directors held a total of five
(5) meetings. All directors attended at least 75% of their scheduled Board of Directors meetings and meetings held by Committees of which they were members.

         The Board of Directors does not have an Audit Committee as a result of the fact that Company has no currently active operations. The Board of Directors does not have a Nomination Committee or a Compensation Committee.

         AUDIT FEES. The aggregate fees billed by PWC for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Forms 10-Q during fiscal year 2002 were $87,579. The Company has paid a retainer to LLF in the amount of $10,000 for audit and other fees. To date, LLF has not billed for the Company any fees related to its reviews of the financial statements included in the Company's Forms 10-Q during fiscal year 2002.

         ALL OTHER FEES. The aggregate fees billed by PWC and LLF for professional services rendered for tax-related and other services during fiscal year 2002 were $19,063. The Board of Directors has considered whether, and has determined that, the provision of professional services other than in connection with auditing services is compatible with the auditors remaining independent.

COMPENSATION OF DIRECTORS

         FEES AND EXPENSES. In fiscal year 2002, directors did not receive compensation for their services. Directors were reimbursed for travel and other expenses.

         OPTION GRANTS TO DIRECTORS. Each non-employee director receives automatic grants of nonqualified stock options to purchase 3,000 shares of common stock of the Company on the date of each Annual Meeting. The exercise price per share is the fair market value of the common stock on the date as of which the director is appointed, elected, or re-elected to the Board of Directors. Options granted as of each Annual Meeting become fully exercisable on the day before the next occurring Annual Meeting and can be exercised until the earlier of five years after the date granted or one year after the director ceases for any reason to be a member of the Board of Directors. During fiscal year 2002, no stock options had been granted to outside directors. As of the date hereof, Mr. Meer is the sole director and 25,000 options issued to him on October 20, 1998 are exercisable; of the options granted to former directors 44,477 are currently exercisable.

                       EXECUTIVE OFFICERS AND COMPENSATION


EXECUTIVE OFFICERS

         Information regarding the sole remaining executive officer of the Company, Mr. Jonah M. Meer, is set forth on page 8.

POSITION AND INFORMATION REGARDING OTHER EXECUTIVE OFFICERS

         Until his resignation on June 20, 2002, Michael L. Rosen had been President and Chief Executive Officer since July 18, 1997 and a director since 1995. He also served as the Chief Executive Officer and a director of T1Xpert. Mr. Rosen was also a principal shareholder and, since June 1996, the Chief Executive Officer of Oscar Gruss & Son, Incorporated, a member firm of the New York Stock Exchange, Inc. until his resignation from that firm on December 31, 2001. Prior to 1996, Mr. Rosen operated a variety of real estate development projects and multi-family rental properties in which he has interests.

         Until his resignation on December 21, 2001 Michael "Mickey" Rosen, 47, had served as the President and a director of T1Xpert. He was a Managing Member of Kesher, LLC from January 1996 to August 1999. From January 1995 to June 1996, he was President of W&D Securities, a member firm of the New York Stock Exchange, Inc. Michael "Mickey" Rosen is not related to Michael L. Rosen, the former President and Chief Executive of the Company.

SUMMARY COMPENSATION TABLE

         We have set forth below, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to (i) the Company's Chief Executive Officer, and (ii) each of the two (2) most highly compensated persons who were serving as executive officers at the end of fiscal year 2001.




                                                                                                 LONG TERM
                                                ANNUAL COMPENSATION                             COMPENSATION
                                                -------------------                      ---------------------------
                                                                                       SECURITIES     PAYOUTS
                                                       OTHER ANNUAL    RESTRICTED      UNDERLYING       LTIP        ALL OTHER
 NAME AND PRINCIPAL   FISCAL    SALARY                 COMPENSATION   STOCK AWARDS      OPTIONS        PAYOUTS    COMPENSATION
      POSITION          YEAR     ($)(1)    BONUS ($)      ($)(2)           (4)            (#)            ($)           ($)
 ------------------   ------    ------     ---------  -------------   ------------      -------        -------    -------------
Michael L. Rosen(6)     2002      $136,033    --      $     2,400          --             --             --            --
President, Chief        2001       65,000     --            2,400          --             -- (3)         --            --
Executive Officer       2000       65,000     --            2,400          --             --             --            --
and Member of the
Board of Directors

Jonah M. Meer           2002      200,000     --            4,800(5)       --             --             --            --
Senior Vice             2001      200,000     --            4,800(5)       --             --             --            --
President,              2000      200,000     --           --              --             --             --            --
Chief Operating
Officer and Chief
Financial Officer

Michael "Mickey"(7)     2002      125,000     --            1,675(5)       --             --             --            --
Rosen, President of     2001      250,000     --            5,625(5)       --             -- (3)         --            --
T1Xpert Corp.           2000      198,878

      _____________________

          (1) Salary includes base salary, amounts deferred under the Company's 401(k) plan and payroll deductions for health insurance under the Company's health insurance plan.

          (2) For fiscal year 2002, there were no perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of salary and bonuses.

          (3) In May 2000, Messrs. Michael L. Rosen and Michael "Mickey" Rosen were each granted 500,000 stock options in T1Xpert. The exercise price for T1Xpert options issued to Messrs. Michael L. Rosen and Michael "Mickey" Rosen is $.0675. Both employees have resigned and their options have expired.

          (4) There are no restricted stock awards for long-term incentive plan payouts.

          (5)  The value of the Company's matching contribution to the 401(k)
               Plan.

          (6) Michael L. Rosen's employment with the Company terminated on June 20, 2002.

          (7) Michael "Mickey" Rosen's employment with T1Xpert terminated on December 21, 2001.

OPTION EXERCISES IN FISCAL YEAR 2002 AND THE VALUE OF OPTIONS AT MAY 31, 2002

         Set forth below is information on option exercises during fiscal year 2002 by the named executive officers and the value of each of the named executive officer's unexercised options to acquire the Company's common stock at May 31, 2002. No executive officer exercised stock options in fiscal year 2002 and no stock options were granted to executive officers in fiscal year 2002.

         On July 6, 1995, the Board of Directors adopted the Continental Information Systems Corporation 1995 Stock Compensation Plan (the "1995 Plan"). The 1995 Plan was approved by shareholders at the Annual Meeting held September 27, 1995, in Syracuse, New York. The 1995 Plan provides for the issuance of options covering up to 1,000,000 shares of Common Stock and stock grants of up to 500,000 shares of Common Stock to non-employee directors of the Company and, in the discretion of the Compensation Committee, employees of and independent contractors and consultants to the Company. As of May 31, 2002, 149,810 options had been granted and 149,810 options were exercisable.



                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                   AND FISCAL YEAR-END OPTION VALUES
                        --------------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES              VALUE OF UNEXERCISED,
                                                        UNDERLYING UNEXERCISED                  IN-THE-MONEY
                        SHARES                               OPTIONS AT                      OPTIONS HELD AT
                       ACQUIRED                             MAY 31, 2002                       MAY 31, 2002
                          ON          VALUE                     (#)                                ($)
                       EXERCISE     REALIZED      ------------------------------      -----------------------------
NAME                      (#)          ($)        EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                  ---------     --------      -----------      -------------      -----------     -------------
Michael L. Rosen           --           --        25,000 (1)          --                  $0  (1)          $0

Jonah M. Meer              --           --        25,000 (3)          --                   0                0

Michael "Mickey"           --           --           --  (2)          --                  --  (2)          --
Rosen

      ________________

          (1) Michael L. Rosen's options in T1Xpert have expired. On July 18, 2002, 33,333 of Mr. Rosen's options expired.

          (2)  Michael "Mickey" Rosen's options in T1Xpert have expired.

          (3)  On June 30, 2002, 25,000 of Mr. Meer's options expired.



EMPLOYMENT ARRANGEMENTS

         The Company entered into an employment agreement with Jonah M. Meer in order to continue to retain Mr. Meer's services in winding down its operations. The agreement was effective June 20, 2002, has a three year term, and unless notice of non-renewal is given by either party at least 90 days prior to the end of the term, it will continue for successive 12 month periods. Under the agreement, Mr. Meer will serve as Chief Executive Officer and Chief Operating Officer at an annual salary of $200,000 and employee benefits. If Mr. Meer's employment is terminated for "cause" as defined in the agreement, he will receive no further payments after termination. If his employment is terminated for disability (as defined in the agreement) or death, he or his estate will receive 24 months of payments after termination. If Mr. Meer terminates his employment for "good reason" or his employment is terminated by reason of a change of control (each as defined in the agreement), the Company will pay to him a sum equal to the greater of (a) two times his annual salary or (b) the aggregate balance of his annual salary payments that would have been made through the end of the-then current term of the agreement. "Good reason" generally means a transfer of the Company's offices to a location which would increase Mr. Meer's daily commute by more than 25 miles in each direction, without his consent; a material breach of the agreement by the Company; a diminution of the responsibilities or reporting hierarchy or scope of authority of Mr. Meer; or a failure of the Company's shareholders to re-elect him to the Board of Directors to successive terms during the term of the agreement; or if the Company attempts to terminate the agreement for any reason other than for cause, non-renewal or death or disability. If Mr. Meer's employment is terminated by the Company by reason of non-renewal of the employment term, he shall continue to receive his annual salary and incentive compensation accrued through the termination date for a period of 24 months from the effective termination date.

SEPARATION AND CONSULTING AGREEMENT

         The Company entered into a Separation and Consulting Agreement with Michael L. Rosen, effective as of June 20, 2002, under which Mr. Rosen's employment is terminated and which includes a consulting arrangement with the Company through June 19, 2004. Under this agreement, and in consideration of Mr. Rosen assisting the Company in the collection of outstanding loans and maximizing recovery on all of the Company's assets, the Company agrees to pay Mr. Rosen 6% of all payments received by the Company from the company's collection of loans and other investments of the Company.

EMPLOYEE BENEFITS PROGRAMS

         The Company has a 401(k) plan that matches employee pretax contributions on a semi-monthly basis at the rate of 50% of the first 6% of eligible compensation. In addition, the Company may make an annual discretionary contribution, based on participants' eligible compensation, once a year, for all employees with at least one year of service and who are on the payroll as of December 31 of a given year. The Company made no discretionary contribution in fiscal year 2002. The vesting schedule for employer contributions is as follows:
10% after one (1) year; 20% after two (2) years; 30% after three (3) years; 40% after four (4) years; and 100% after five (5) years. Under the current tax code for 2002, employees may elect to defer up to 15% of their compensation, up to $11,000.

COMPENSATION COMMITTEE REPORT

         During fiscal year 2002, decisions about executive compensation were made by the Board of Directors. All of the Company's directors, including those who are also employees of the Company, participate in decisions regarding executive compensation. Since December 2001 when five of six Board of Directors' members resigned leaving a sole Board member, the Board of Directors has not maintained a Compensation Committee and the remaining Board member has been involved in decisions regarding his Compensation.

         Since his appointment to the position of Chief Executive Officer in 1997 through the end of fiscal year 2001, Michael L. Rosen's salary had been set at $65,000 because he had significant other business activities including his duties at Oscar Gruss & Son, Incorporated. In fiscal year 2001, the Board of Directors determined that, in light of Mr. Rosen's other business activities, it was appropriate to continue his salary at that same level. During fiscal year 2001, Mr. Rosen made a full-time commitment to lead T1Xpert and substantially reduced his other business activities. Consequently, during fiscal year 2001, the Compensation Committee recommended that Mr. Rosen be paid a salary of $200,000 from T1Xpert and acted to reduce Mr. Rosen's salary with the Company to $50,000. These changes went into effect on June 1, 2001 and continued until December 31, 2001 when T1Xpert suspended operations. At that time Mr. Rosen agreed to be employed without compensation. On June 20, 2002, Mr. Rosen resigned as an executive officer and director and entered into a consulting agreement. The consulting agreement provides for Mr. Rosen to receive a percentage of assets collected on behalf of the Company as well as a per diem rate for time spent assisting the corporation. On June 20, 2002 with the resignation of Mr. Rosen as a Director, Jonah M. Meer became sole Director and Chief Executive Officer.

         Mr. Meer entered into an employment agreement with the Corporation, effective June 20, 2002, that provides for severance in the event of his non-renewal of services.

                                OTHER INFORMATION


RELATED PARTY TRANSACTIONS

         During fiscal year 2002, no fees were paid to any related parties other than the rental fees of approximately $9000 from the period March 1, 2002 through May 31, 2002 paid to Oscar Gruss & Son Incorporated.

PERFORMANCE GRAPH

         The following line graph compares the percentage change in the total cumulative shareholder return on the Company's Common Stock since May 31, 1996 with the cumulative total return on the NASDAQ Market Index and the capital stocks of a peer group (the "Peer Group") of the following companies: Comdisco, Inc. and Leasing Solutions, Inc. Previous Proxy Statements included four additional companies, AT&T Capital Corporation, LDI Corporation, Capital Associates, Inc. and PLM International, Inc. in the Peer Group. However, AT&T Capital Corporation and LDI Corporation have not been included in the Peer Group for this Proxy Statement because the necessary information is no longer available for them, as they were acquired by other companies during the fiscal year ended May 31, 1997. Capital Associates, Inc. stopped trading in September of 2000 and PLM International, Inc. stopped trading in February of 2002. Thus both of these companies have been removed from the Peer Group. The companies included in the Peer Group reflect the line-of-business in which the Company was engaged during the periods covered by the graph, rather than the line of business the Company intends to pursue in the future (as disclosed in the Company's Annual Report).



                               [GRAPHIC OMITTED]


                       DATA POINTS USED IN PRINTED GRAPHIC


                                                            Cumulative Total Return
                                             -----------------------------------------------------
                                             5/97      5/98      5/99      5/00      5/01     5/02

CONTINENTAL INFORMATION SYSTEMS CORP         100.00     95.83     56.25     55.56     46.67     9.11
NASDAQ STOCK MARKET (U.S.)                   100.00    126.81    179.03    245.44    152.33   117.10
PEER GROUP                                   100.00    151.11    188.69    198.71     16.83     0.34

         NOTES:

          1. Based on $100 invested on 05/31/97 in stock or index - including reinvestment of dividends.
          2. The indexes are reweighted daily, using the market capitalization on the previous day.
          3. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
          4.   The index level for all series was set to $100 on May 31, 1997.
          5. The lines represent annual index levels derived from compounded daily returns that include all dividends.

         THE FOREGOING GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's executive officers, directors, and ten percent beneficial owners of common stock are required to file reports of ownership and change of ownership with the Securities and Exchange Commission under the Exchange Act. We are not aware of any failure to timely file reports required by Section 16 of the Exchange Act.

INCORPORATION OF CERTAIN MATERIALS BY REFERENCE

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the securities laws that might incorporate future filings, the Report on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be incorporated by reference into any such filing.

PROPOSALS FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

         If you want to include a proposal in the Proxy Statement for the Company's 2003 Annual Meeting, send the proposal to Continental Information Systems Corporation, Attention: Jonah M. Meer, Chief Executive Officer. Proposals must be received on or before May 28, 2003 to be included in next year's Proxy Statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of the Company's certificate of incorporation and bylaws.

                                       17